Subsequent Events	12 Months Ended
Jun. 30, 2015
Subsequent Events

21. Subsequent Events

On July 2, 2015, STA Holdings granted 173,705 Class B Series Three common shares pursuant to the EIP. The Company will recognize non-cash stock-based expense related to these grants during the quarter ending September 30, 2015.

During July and August 2015, the Company entered into additional operating leases with ten major financial institutions to lease approximately $57.5 million in growth and replacement school vehicles for the upcoming 2015-2016 school year. The term of these leases is six years at effective fixed rates in the range of 2.7% to 4.2%. Annual lease payments on these additional leases will approximate $8.0 million per year for the term of the leases.

During August 2015 the Company amended its current NCIB to increase the maximum amount of common shares that the Company is permitted to acquire to 6,806,591 common shares from the number of common shares that could be purchased for an aggregate purchase price of Cdn$ 5.0 million, subject to the Company’s senior debt agreement requirements. The amended NCIB will still cover the twelve month period commencing October 24, 2014 and ending on October 23, 2015. Upon expiration of the current NCIB, the Company can renew the NCIB for another twelve month period.